Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES
The components of our income tax provision were as follows:

(millions)	2014	2013	2012
Current tax provision	$594.4	$460.2	$424.8
Deferred tax expense (benefit)	32.0	94.4	(9.4)
Total income tax provision	$626.4	$554.6	$415.4

The provision for income taxes in the accompanying consolidated statements of comprehensive income differed from the statutory rate as follows:

($ in millions)	2014		2013		2012
Income before income taxes	$1,907.4		$1,720.0		$1,317.7
Tax at statutory rate	$667.6	35%	$602.0	35%	$461.2	35%
Tax effect of:
Dividends received deduction	(18.3)	(1)	(17.6)	(1)	(18.2)	(1)
Exempt interest income	(13.8)	(1)	(13.1)	(1)	(14.7)	(1)
Tax-deductible dividends	(6.5)	0	(13.6)	(1)	(11.9)	(1)
Tax credits	(2.2)	0	(2.3)	0	0	0
Other items, net	(0.4)	0	(0.8)	0	(1.0)	0
Total income tax provision	$626.4	33%	$554.6	32%	$415.4	32%

Deferred income taxes reflect the effect for financial statement reporting purposes of temporary differences between the financial statement carrying amounts and the tax bases of assets and liabilities. At December 31, 2014 and 2013, the components of the net deferred tax asset (liability) were as follows:

(millions)	2014	2013
Deferred tax assets:
Unearned premiums reserve	$378.8	$361.0
Investment basis differences	60.6	94.8
Non-deductible accruals	208.0	200.7
Loss and loss adjustment expense reserves	76.9	92.0
Other	7.5	14.7
Deferred tax liabilities:
Net unrealized gains on securities	(550.3)	(509.9)
Hedges on forecasted transactions	(0.8)	(2.2)
Deferred acquisition costs	(160.0)	(156.7)
Property and equipment	(100.9)	(99.6)
Prepaid expenses	(11.4)	(14.4)
Deferred gain on extinguishment of debt	(3.0)	(4.8)
Other	(4.3)	(4.0)
Net deferred tax liability	$(98.9)	$(28.4)

Although realization of the deferred tax assets is not assured, management believes that it is more likely than not that the deferred tax assets will be realized based on our expectation that we will be able to fully utilize the deductions that are ultimately recognized for tax purposes and, therefore, no valuation allowance was needed at December 31, 2014 or 2013.
At December 31, 2014, we had $49.4 million of net taxes payable (included in other liabilities on the balance sheet), compared to net taxes recoverable of $17.1 million at December 31, 2013 (included in other assets on the balance sheet).
We have been a participant in the Compliance Assurance Program (CAP) since 2007. Under CAP, the Internal Revenue Service (IRS) begins its examination process for the tax year before the tax return is filed, by examining significant transactions and events as they occur. The goal of the CAP program is to expedite the exam process and to reduce the level of uncertainty regarding a taxpayer’s tax filing positions.
All federal income tax years prior to 2011 are closed. The IRS exams for 2011-2013 have been completed; therefore, we consider these years to be effectively settled.
We recognize interest and penalties, if any, related to unrecognized tax benefits as a component of income tax expense. We have not recorded any unrecognized tax benefits, or any related interest and penalties, as of December 31, 2014 and 2013. For the year ended December 31, 2013, $0.2 million of interest benefit has been recorded in the tax provision. For the years ended December 31, 2014 and 2012, no interest expense or benefit has been recorded in the tax provision.